NICHOLAS II, INC.

Report to Fellow Shareholders:

The stock market in the United States is suffering from a hangover effect following the blowout millennium party of 2000; a party which included rank speculation in IPOs, overvaluation of technology stocks, and returns, driven by the speculative blowout, in excess of 100% in some mutual funds. As institutional and individual investors try desperately to determine which of last year's high-flying stocks truly represent good value, a lemming effect has resulted. With little regard for fundamentals, investors have flocked to companies that meet short-term expectations and have fled companies failing to do so. As a result, we are experiencing a volatile "all or nothing" market where meeting analyst expectations can propel a stock to dizzying heights and failure to meet expectations can cause a stock to plummet. In today's market dichotomy, companies with the perfect outlook have extremely high valuation while those with current short-term problems are selling at rock bottom prices.

Returns for Nicholas II, Inc. and selected indices are provided in the chart below for the periods ended
September 30, 2000.

                                      Average Annual Return*
[CAPTION]

                                                         1          5        10        15
                                                        Year      Years     Years     Years
                                                       ------     ------    ------    ------
Nicholas II, Inc. (Distributions Reinvested).......... 16.49%     13.97%    15.48%    13.35%
Russell 2000 Index (Dividends Reinvested)............. 23.39%     12.38%    16.93%    12.63%
Standard & Poors 500 Index (Dividends Reinvested ..... 13.27%     21.68%    19.43%    17.89%
Consumer Price Index  ................................  3.46%      2.53%     2.73%     3.21%
Ending value of $10,000 invested in Nicholas II, Inc.
(Distributions Reinvested)............................ $11,649   $19,227   $42,174   $65,480

The fiscal year for Nicholas II ended on September 30, 2000.  The
Fund's  return over this period was 16.49% as compared to  13.27%
for  the  Standard & Poor's 500 Index and 23.39% for the  Russell
2000  (small-company) Index.  While technology was generally weak during  the  year,  less speculative issues such  as  Fiserv  and
Paychex,  Inc. performed well, boosting our return.   Healthcare,
which  accounts for 22% of our portfolio, performed  well,  while
media   and  telecommunications  companies  lagged.   The  strong
performance  of energy and utilities was a surprise.   These  are
industries that do not, generally, provide long-term growth so we have not included them in our portfolio.

Nicholas  II currently includes 30 to 35% technology stocks.   We
feel  that this industry will continue to grow more rapidly  than other  areas of the economy.  As we select technology issues  for the  portfolio,  we  look  for companies that  provide  essential services  such  as security, storage, and productivity  enhancing
business  services.   These companies must  have  solid  business
models,  strong management, and established revenue and  earnings
growth.   A  good example of a Nicholas II technology holding  is
Internet  Security Systems, Inc., a leading provider of  security management software for the Internet, which just reported  record third-quarter  revenues and its twenty-first consecutive  quarter
of  growth.   As  illustrated by the recent breach at  Microsoft,
security  will  continue to be an important  issue  as  corporate
America becomes more connected.

The  enthusiasm of momentum investors pushed some long-term  Fund
holdings  to  unexpectedly  high  valuations  during  2000.    We
capitalized  upon  this opportunity, trimmed our  positions,  and captured  profits.  Fiserv is a good example of this  phenomenon.
We have owned Fiserv for many years.  In 1999, the company showed weak  performance.  During this year, it doubled in value between the  first  and  third  quarters.  In response,  we  trimmed  our position  and  invested the proceeds in strong  growth  companies whose  stocks  had become undervalued.  Selling was  a  difficult decision  because  the  result will be a sizeable  capital  gains distribution (approximately $12 to $13 per share as  of  November
20)  at  the end of this year.  However, the short- and long-term benefits  were great: we captured significant gains; we generated capital  to  invest  in  stocks that were  out-of-favor;  and  we
minimized  business  risk  by  rebalancing  a  portion   of   our
portfolio.

We  believe  that our philosophy of patient, long-term  investing has served us well.  While Nicholas II's returns this year appear to  be  more closely aligned with certain benchmark indices,  the
Fund  is not an index or closet-index fund.  It is a concentrated portfolio  of  small- and mid-sized company stocks that  includes both  growth  and  value ideas.  We continue  to  select  quality companies  with  strong managements that  are  leaders  in  their
market niches.   Our philosophy remains unchanged: consistency in
a  world  of  change.   While we continue to believe  in  patient
investing, the reactionary nature of the market today  may  cause us  to  engage  in more profit taking than normal,  in  order  to maintain appropriate risk levels in the portfolio.  We will  make thoughtful portfolio adjustments as we work to achieve reasonable returns with an appropriate level of risk.

Thank you for your support.

Sincerely,

/s/

David O. Nicholas
Portfolio Manager



Financial Highlights
(For a share outstanding throughout each period)
--------------------------------------------------------------------------
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                                                                    Year Ended September 30,
                                       2000     1999     1998     1997     1996     1995     1994     1993     1992     1991
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
NET ASSET VALUE, BEGINNING
 OF PERIOD........................    $31.83   $34.78   $40.65   $33.34   $30.07   $26.71   $26.94   $24.53   $23.87   $17.39

   INCOME FROM INVESTMENT
    OPERATIONS:
   Net investment income..........       .01      .01      .13      .08      .10      .24      .21      .21      .23      .26
   Net gains (losses) on
    securities (realized and
    unrealized)...................      5.22     1.18     (.69)   10.47     5.84     5.22     1.23     3.24     1.07     6.70
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      Total from investment
       operations.................      5.23     1.19     (.56)   10.55     5.94     5.46     1.44     3.45     1.30     6.96
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
   LESS DISTRIBUTIONS:
   From net investment income.....      (.01)    (.13)    (.08)    (.08)    (.18)    (.21)    (.20)    (.24)    (.24)    (.34)
   From capital gains.............      (.47)   (4.01)   (5.23)   (3.16)   (2.49)   (1.89)   (1.47)    (.80)    (.40)    (.14)
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      Total distributions               (.48)   (4.14)   (5.31)   (3.24)   (2.67)   (2.10)   (1.67)   (1.04)    (.64)    (.48)
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

NET ASSET VALUE, END
 OF PERIOD........................    $36.58   $31.83   $34.78   $40.65   $33.34   $30.07   $26.71   $26.94   $24.53   $23.87
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

TOTAL RETURN......................    16.49%    2.50%   (1.66%)  34.94%   21.35%   22.39%    5.49%   14.19%    5.59%   40.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
 period (millions)................    $775.4   $874.1   $960.0   $994.4   $774.8   $682.2   $624.7   $715.8   $646.5   $490.9
Ratio of expenses to average
 net assets.......................      .62%     .61%     .59%     .61%     .62%     .66%     .67%     .67%     .66%     .70%
Ratio of net investment income
 to average net assets............      .02%     .03%     .33%     .23%     .29%     .68%     .72%     .79%    1.01%    1.24%
Portfolio turnover rate...........    65.46%   21.03%   20.47%   30.21%   24.47%   19.63%   17.38%   27.32%   11.47%   12.46%



     The accompanying notes to financial statements
        are an integral part of these statements.
------------------------------------------------------------------------
Top Ten Portfolio Holdings
September 30, 2000 (Unaudited)
-------------------------------------------------------------------------
                                                              Percentage
                                                             of Net Assets
                                                            -------------
General Motors Corporation - Class H ......................    3.42%
Concord EFS, Inc. .........................................    2.75%
Fiserv, Inc. ..............................................    2.71%
Health Management Associates, Inc. - Class A ..............    2.52%
Nationwide Financial Services, Inc. .......................    2.51%
Artesyn Technologies, Inc .................................    2.34%
Qwest Communications International Inc. ...................    2.31%
Biomet, Inc. ..............................................    2.27%
ChoicePoint Inc. ..........................................    2.27%
Sybron International Corporation ..........................    2.26%
                                                              ------
Total of top ten holding ..................................   25.36%
                                                              ------
                                                              ------

Schedule of Investments
September 30, 2000
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   Shares or                                      Quoted
   Principal                                      Market
    Amount                                        Value
   ---------                                   ------------
COMMON STOCKS - 94.79%

            Capital Goods - 1.40%
  416,635   Thermo Electron Corporation *        10,832,510
                                               ------------
            Communication Servivces - 7.10%
  150,000   American Tower Corporation            5,653,125
             - Class A*
  185,000   Crown Castle International Corp. *    5,746,562
  378,000   FLAG Telecom Holdings Limited *       4,158,000
1,465,000   Global TeleSystems, Inc. *            6,684,063
  300,000   McLeodUSA Incorporated *              4,293,750
  372,590   Qwest Communications
             International Inc. *                17,907,607
  185,000   Western Wireless Corporation *        6,590,625
  260,000   Winstar Communications, Inc. *        4,030,000
                                               ------------
                                                 55,063,732
                                               ------------


            Consumer Cyclicals-Retail - 2.45%
  155,600   Kohl's Corporation *                  8,976,175
  685,000   O'Reilly Automotive, Inc. *          10,018,125
                                               ------------
                                                 18,994,300
                                               ------------
            Consumer Cyclicals-Services - 7.06%
  383,302   ChoicePoint Inc. *                   17,583,979
  367,500   Cintas Corporation                   16,009,219
  239,500   Fastenal Company                     13,801,188
  261,062   G&K Services, Inc.-Class A            7,326,052
                                               ------------
                                                 54,720,438
                                               ------------
            Consumer Staples-
             Drug, Retail, Food & Beverage - 2.25%
  194,948   CVS Corporation                       9,028,529
  310,000   Outback Steakhouse, Inc. *            8,408,750
                                               ------------
                                                 17,437,279
                                               ------------
            Consumer Staples-
             Media & Entertainment - 6.99%
  232,865   Clear Channel
             Communications, Inc. *              13,156,872
  418,926   International Speedway
             Corporation-Class A                 16,338,114
  200,000   Lamar Advertising Company *           7,575,000
  780,000   USA Networks, Inc. *                 17,111,250
                                               ------------
                                                 54,181,236
                                               ------------
            Financial
             Banks & Diversified Financials - 5.40%
  235,545   Fifth Third Bancorp                  12,689,987
  340,900   Marshall & Ilsley Corporation        17,087,613
  605,000   National Commerce Bancorporation     12,062,187
                                               ------------
                                                 41,839,787
                                               ------------
            Financial-Insurance - 4.20%
  520,000   Nationwide Financial
             Services, Inc.                      19,435,000
  440,000   Protective Life Corporation          13,145,000
                                               ------------
                                                 32,580,000
                                               ------------
            Health Care-Products - 14.18%
  130,000   ALZA Corportation *                  11,245,000
  120,000   Biogen, Inc. *                        7,320,000
  502,500   Biomet, Inc.                         17,587,500
  142,400   Elan Corporation, plc *               7,796,400
  102,000   Forest Laboratories, Inc. *          11,698,125
  235,500   Guidant Corporation *                16,646,907
   45,000   MedImmune, Inc. *                     3,476,250
   40,000   MiniMed Inc. *                        3,575,000
  731,300   Sybron International Corporation *   17,551,200
  201,166   Watson Pharmaceuticals, Inc. *       13,050,644
                                               ------------
                                                109,947,026
                                               ------------
            Health Care-Services - 7.71%
  142,168   Cardinal Health, Inc.                12,537,440
  940,183   Health Management Associates, Inc.
             - Class A *                         19,567,559
  450,000   IMS Health Incorporated               9,337,500
  198,800   Patterson Dental Company *            4,473,000
  745,000   Renal Care Group, Inc. *             13,875,625
                                               ------------
                                                 59,791,124
                                               ------------
            Technology-Communication Equipment - 7.30%
  300,000   ADC Telecommunications, Inc. *        8,067,180
  370,000   Andrew Corporation *                  9,689,375
   25,000   Brocade Communications
             Systems, Inc. *                      5,900,000
  420,000   Harris Corporation                   11,943,750
   52,000   QLogic Corporation *                  4,576,000
  180,000   Tekelec *                             5,917,500
  220,000   Tellabs, Inc. *                      10,505,000
                                               ------------
                                                 56,598,805
                                               ------------
            Technology-Hardware - 5.99%
  194,000   Apple Computer, Inc. *                4,995,500
  623,400   Artesyn Technologies, Inc. *         18,156,525
  195,000   Brooks Automation, Inc. *             6,459,375
  142,500   Microchip Technology Incorporated *   4,711,406
  205,000   Plantronics, Inc. *                   7,790,000
  125,000   Vishay Intertechnology, Inc.  *       3,843,750
   10,000   Zebra Technologies
             Corporation-Class A *                  480,625
                                               ------------
                                                 46,437,181
                                               ------------
            Technology-Services - 15.77%
  600,000   Concord EFS, Inc. *                  21,309,360
   75,000   Diamond Technology Partners
             Incorporated *                       5,568,750
  350,625   Fiserv, Inc. *                       20,993,672
  712,500   General Motors Corporation
             - Class H *                         26,490,750
  110,000   InterNAP Network Services
             Corporation *                        3,554,375
  645,000   Keane, Inc. *                        11,223,000
  322,500   PanAmSat Corporation *               10,299,844
  327,500   Paychex, Inc.                        17,193,750
  290,000   Proxicom, Inc. *                      5,655,000
                                               ------------
                                                122,288,501
                                               ------------
            Technology-Software - 4.78%
   75,000   BEA Systems, Inc. *                   5,840,625
   50,000   Business Objects S.A. *               5,653,125
   60,000   Internet Security Systems, Inc. *     4,507,500
   55,000   Mercury Interactive Corporation *     8,621,250
  180,000   Rational Software Corporation *      12,487,500
                                               ------------
                                                 37,110,000
                                               ------------
            Transportation - 2.21%
  380,000   Expeditors International
             of Washington, Inc.                 17,123,750
                                               ------------
              TOTAL COMMON STOCKS
               (cost $504,986,196)              734,945,669
                                               ------------

            Health Care Services - 0.45%

CONVERTIBLE BOND - 0.45%
6,000,000   Emeritus Corporation
             6.25%, due January 1, 2006
             (cost $4,980,500)                    3,502,500
                                               ------------

SHORT-TERM INVESTMENTS - 3.99%
            Commercial Paper - 3.12%
3,000,000   A.O. Smith Corporation
             6.80%, due October 2, 2000           3,000,000
2,000,000   A.O. Smith Corporation
             6.80%, due October 4, 2000           1,999,245
2,000,000   A.O. Smith Corporation
             6.80%, due October 6, 2000           1,998,489
5,000,000   Universal Foods Corporation
             6.80%, due October 10, 2000          4,992,444
1,500,000   WICOR Industries, Inc.
             6.80%, due October 11, 2000          1,497,450
2,000,000   WICOR Industries, Inc.
             6.80%, due October 13, 2000          1,995,845
3,000,000   Wausau-Mosinee Paper Corporation
             6.85%, due October 16, 2000          2,992,008
5,750,000   Quad/Graphics, Inc.
             6.85%, due October 18, 2000          5,732,494
                                               ------------
                                                 24,207,975
                                               ------------
            Variable Rate Demand Note - 0.87%
6,746,930   Firstar Bank U.S.A., N.A.
             6.29%, due October 2, 2000           6,746,930
                                               ------------
             TOTAL SHORT-TERM INVESTMENTS
              (cost $30,903,255)                 30,954,905
                                               ------------
             TOTAL INVESTMENTS
              (cost $540,869,951) - 99.23%      769,403,074
                                               ------------
            OTHER ASSETS,
             NET OF LIABILITIES - 0.77%           5,952,802
                                               ------------
             TOTAL NET ASSETS
              (Basis of percentages
              disclosed above) - 100%          $775,355,876
                                               ------------
                                               ------------



* Nondividend paying security.



     The accompanying notes to financial statements are an integral part of this schedule.


Statement of Assets and Liabilities
September 30, 2000
-------------------------------------------------------------------------
-------------------------------------------------------------------------

ASSETS:
   Investments in securities at market value (cost $540,869,951) (Note 1 (a))..   $769,403,074
                                                                                 ------------
   Receivables --
     Investment securities sold................................................     7,479,323
     Dividends and interest....................................................       328,746
                                                                                 ------------
          Total receivables....................................................     7,808,069
                                                                                 ------------
          Total assets.........................................................   777,211,143
                                                                                 ------------
LIABILITIES:
   Payables --
     Investment securities purchased...........................................     1,328,834
     Management fee (Note 2)...................................................       345,689
     Other payables and accrued expenses.......................................       180,744
                                                                                 ------------
          Total liabilities....................................................     1,855,267
                                                                                 ------------
          Total net assets.....................................................  $775,355,876
                                                                                 ------------
                                                                                 ------------
NET ASSETS CONSIST OF:
   Fund shares issued and outstanding..........................................  $294,474,181
   Net unrealized appreciation on investments (Note 3).........................   228,481,473
   Accumulated undistributed net realized gains on investments.................   252,400,222
                                                                                 ------------
                                                                                 $775,355,876
                                                                                 ------------
                                                                                 ------------
NET ASSET VALUE PER SHARE ($.01 par value, 200,000,000 shares authorized), offering price and redemption price
   ($775,355,876 ./. 21,196,342 shares outstanding)..............................      $36.58
                                                                                       ------
                                                                                       ------


     The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the Year Ended September 30, 2000
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INCOME:
   Interest.......................................................   $2,691,660
   Dividends......................................................    2,635,078
                                                                   ------------
                                                                      5,326,738
                                                                   ------------
EXPENSES:
   Management fee (Note 2)........................................    4,346,183
   Transfer agent fees............................................      517,442
   Postage and mailing............................................       64,323
   Custodian fees.................................................       40,359
   Registration fees..............................................       40,163
   Printing.......................................................       36,086
   Legal fees.....................................................       32,384
   Audit and tax consulting fees..................................       22,000
   Directors' fees................................................       15,000
   Other operating expenses.......................................       17,508
   Telephone......................................................        9,182
                                                                   ------------
                                                                      5,140,630
                                                                   ------------
            Net investment income.................................      186,108
                                                                   ------------

NET REALIZED GAINS ON INVESTMENTS ................................  252,475,919

NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS............ (121,859,465)
                                                                   ------------
            Net realized and unrealized gains on investments......  130,616,454
                                                                   ------------
            Net increase in net assets resulting from operations.. $130,802,562
                                                                   ------------
                                                                   ------------

     The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended September 30, 2000 and 1999
-------------------------------------------------------------------------
-------------------------------------------------------------------------


                                                                                2000                 1999
                                                                            ------------        -------------
  INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income................................................... $     186,108        $     270,041
  Net realized gains on investments.......................................   252,475,919           22,672,428
  Net increase (decrease) in unrealized appreciation on investments ......  (121,859,465)          11,314,637
                                                                            ------------         ------------
          Net increase in net assets resulting from operations............   130,802,562           34,257,106
                                                                            ------------         ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income
    ($0.0100 and $0.1337 per share, respectively).........................      (259,783)          (3,694,992)
  Distributions from net realized gains on investment transactions
    ($0.4701 and $4.0049 per share, respectively).........................   (12,212,372)        (110,681,240)
                                                                            ------------         ------------
          Total distributions.............................................   (12,472,155)        (114,376,232)
                                                                            ------------         ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued (3,663,634 and 4,328,067
    shares, respectively).................................................   127,210,015          154,027,842
  Reinvestment of distributions
    (329,925 and 3,119,952 shares, respectively)..........................    11,623,249          107,638,328
  Cost of shares redeemed (10,260,168 and 7,591,153 shares, respectively).  (355,953,084)        (267,431,680)
                                                                            ------------         ------------
           Decrease in net assets derived from
            capital share transactions....................................  (217,119,820)          (5,765,510)
                                                                            ------------         ------------
           Total decrease in net assets...................................   (98,789,413)         (85,884,636)
                                                                            ------------         ------------

NET ASSETS:
   Beginning of the period (including undistributed net
    investment income of $0 and 3,168,886, respectfully)..................   874,145,289          960,029,925
                                                                            ------------         ------------
   End of the period (there was no undistributed net
    investment income in 2000 or 1999) ...................................  $775,355,876         $874,145,289
                                                                            ------------         ------------
                                                                            ------------         ------------




     The accompanying notes to financial statements are an integral part of these statements.


Notes to Financial Statements
September 30, 2000
--------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas II, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is growth in which income is a secondary consideration. To achieve its objective, the Fund invests in a diversified list of common stocks having growth potential. The following is a summary of the significant accounting policies of the Fund.

    (a) Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last bid price. Most debt securities, excluding short-term investments, are valued at current evaluated bid price. Variable rate demand notes are valued at cost which approximates market value. U.S. Treasury Bills and commercial paper are stated at market value with the resultant difference between market value and original purchase price being recorded as interest income. Investment transactions are generally recorded no later than the first business day after the trade date. Cost amounts, as reported on the schedule of investments and the statement of assets and liabilities, are the same for federal income tax purposes.

    (b) Net realized gains and losses on common stocks and bonds were computed on the basis of specific identification.

    (c) Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

    (d) The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these book and tax differences are permanent in nature, such amounts are reclassified among fund shares issued and outstanding, accumulated undistributed net realized gains on investments and accumulated undistributed net investment income. Accordingly, at September 30, 2000, reclassifications were recorded to increase accumulated undistributed net investment income and decrease accumulated undistributed net realized gains on investments by $73,673.

    (e) Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at fair market value on date of distribution.

    (f) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

(2) Investment Adviser and Management Agreement --
    The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the investment adviser based on .75 of 1% on an annual basis of the average net asset value up to and including $50 million, .60 of 1% on an annual basis of the average net asset value over $50 million up to and including $100 million and .50 of 1% on an annual basis of the average net asset value in excess of $100 million. Also, the investment adviser may be reimbursed for clerical and administrative services rendered by its personnel. This advisory agreement is subject to an annual review by the Directors of the Fund.


(3) Net Unrealized Appreciation --
    Aggregate gross unrealized appreciation (depreciation) as of September 30, 2000, based on investment cost for federal tax purposes of $541,143,230 is as follows:

         Aggregate gross unrealized appreciation on investments.. $289,850,806 Aggregate gross unrealized depreciation on investments.. (61,590,962)
                                                                  ------------
              Net unrealized appreciation ....................... $228,259,844
                                                                  ------------
                                                                  ------------

(4) Investment Transactions --
    For the year ended September 30, 2000, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $516,496,293 and $679,989,805, respectively.


Report of Independent Public Accountants
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To the Shareholders and Board of Directors of Nicholas II, Inc.:

     We have audited the accompanying statement of assets and liabilities of NICHOLAS II, INC. (a Maryland corporation), including the schedule of investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas II, Inc. as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States.

                                       ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin,
October 22, 2000



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Historical Record (unaudited)
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                                              Net Investment                        Dollar         Growth of
                                   Net           Income         Capital Gain       Weighted        An Initial
                               Asset Value    Distributions     Distributions    Price/Earnings     $10,000
                                Per Share       Per Share         Per Share         Ratio**        Investment***
                               -----------    --------------    -------------    --------------    ----------
October 17, 1983*............    $10.00         $  --             $   --             --              $10,000
September 30, 1984...........     11.66            --                 --           12.6 times         11,660
September 30, 1985...........     14.39          0.0930            0.1860          11.7               14,742
September 30, 1986...........     16.90          0.1630            0.0610          15.0               17,581
September 30, 1987...........     21.01          0.4200            0.5130          20.9               23,108
September 30, 1988...........     18.58          0.3380            1.3030          15.0               22,766
September 30, 1989...........     21.76          0.3350            0.0800          17.1               27,291
September 30, 1990...........     17.39          0.3124            0.6686          14.8               22,888
September 30, 1991...........     23.87          0.3422            0.1434          17.8               32,250
September 30, 1992...........     24.53          0.2447            0.4042          17.3               34,052
September 30, 1993...........     26.94          0.2350            0.8000          18.1               38,885
September 30, 1994...........     26.71          0.2000            1.4700          18.5               41,020
September 30, 1995...........     30.07          0.2056            1.8944          20.8               50,205
September 30, 1996...........     33.34          0.1750            2.4979          28.9               60,922
September 30, 1997...........     40.65          0.0779            3.1621          31.4               82,206
September 30, 1998...........     34.78          0.0810            5.2282          28.6               80,845
September 30, 1999...........     31.83          0.1337            4.0049          29.0               82,864
September 30, 2000...........     36.58          0.0100(a)         0.4701(a)       35.1               96,527

  * Date of Initial Public Offering.
 ** Based on latest 12 months accomplished earnings.
*** Assuming reinvestment of all distributions.

(a) Paid December 23, 1999 to shareholders of record December 22, 1999.

Range in quarter end price/earnings ratios
          High                             Low
------------------------      ---------------------------
September 30, 2000  35.1      September 30, 1985     11.7




AUTOMATIC INVESTMENT PLAN - AN UPDATE (UNAUDITED)

The Nicholas Family of Funds' Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve.
Please note that past performance is no guarantee of future results.  Nicholas
Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods (5 years or more) so that investments are made through several market cycles. The table will be updated and appear in future financial reports issued by the Nicholas Family of Funds.



                                                                          Nicholas II
                                                                    _____________________
     $1,000 initial investment on.................................   10-17-83*    09-30-90
     Number of years investing $100 on the last day of each
          month following the date of initial investment...........        17          10
     Total cash invested..........................................    $21,400      13,000
     Total dividends and capital gains distributions reinvested...    $33,382       9,242
     Total full shares owned 9/30/00..............................      2,190         764
     Total market value on 9/30/00................................    $80,122      27,932



The results above assume purchase on the last day of the month. The Nicholas Automatic Investment Plan actually invests on the 20th of each month (or on the alternate date specified by the investor). Total market value includes reinvestment of all distributions.



* Date of initial public offering.



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Dividend Distribution Schedule
-------------------------------------------------------------------------

                             NICHOLAS FAMILY OF FUNDS DECEMBER 2000 DISTRIBUTION SCHEDULE

FUND                               RECORD DATE     EX-DIVIDEND DATE      PAYMENT DATE
NICHOLAS II                        12/20/2000          12/21/2000           12/21/2000
NICHOLAS FUND                      12/21/2000          12/22/2000           12/22/2000
NICHOLAS LIMITED EDITION           12/27/2000          12/28/2000           12/28/2000
NICHOLAS EQUITY INCOME             12/26/2000          12/27/2000           12/27/2000
NICHOLAS INCOME                    12/27/2000          12/28/2000           12/28/2000

Please visit our website, www.nicholasfunds.com or call 800-227-5987 for current estimates.


                   Officers and Directors

          ALBERT O. NICHOLAS, President and Director

                  ROBERT H. BOCK, Director

                 MELVIN L. SCHULTZ, Director

                   RICHARD SEAMAN, Director

            DAVID L. JOHNSON, Executive Vice President

     THOMAS J. SAEGER, Executive Vice President and Secretary

             DAVID O. NICHOLAS, Senior Vice President

             LYNN S. NICHOLAS, Senior Vice President

        JEFFREY T. MAY, Senior Vice President and Treasurer

                  MARK J. GIESE, Vice President

                 CANDACE L. LESAK, Vice President

              KATHLEEN A. EVANS, Assistant Vice President

                         Investment Adviser
                        NICHOLAS COMPANY, INC.
                        Milwaukee, Wisconsin
                    414-272-6133 or 800-227-5987

                          Transfer Agent
                 FIRSTAR MUTUAL FUND SERVICES, LLC
                       Milwaukee, Wisconsin
                   414-276-0535 or 800-544-6547

                             Custodian
                 FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                          Cincinnati, Ohio

                             Auditors
                       ARTHUR ANDERSEN LLP
                       Milwaukee, Wisconsin

                              Counsel
                     MICHAEL BEST & FRIEDRICH LLP
                         Milwaukee, Wisconsin

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    This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.